SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2006

TECHTEAM GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16284	38-2774613

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

27335 West 11 Mile Road Southfield, Michigan		48034

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code:   (248) 357-2866

(Former name or former address if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events and Regulation FD Disclosure

On January 30, 2006, TechTeam Global, Inc. issued a press release providing preliminary financial results for the fourth quarter of 2005 and for its 2005 fiscal year.

A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) THE FOLLOWING EXHIBITS ARE INCLUDED WITH THE REPORT

Exhibit 99.1	TechTeam Global, Inc. Preliminary Financial Results Press Release, dated January 30, 2006

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHTEAM GLOBAL, INC.

By	/s/ Michael A. Sosin

Michael A. Sosin
Secretary

Date:     January 30, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	TechTeam Global, Inc. Preliminary Financial Results Press Release, dated January 30, 2006